Statement of Additional Information

Dated April 27, 2026

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA

(to be read with this Statement of Additional Information)

Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Venture Variable Annuity (C000007842, C000007843, C000007844, C000007845, C000007840, C000007841)	Venture Vision Variable Annuity (C000043115, C000007837, C000007838)
Venture 4 Variable Annuity (C000081726)	Wealthmark Variable Annuity (C000007842, C000007843, C000007844, C000007845, C000007840, C000007841)
Venture III Variable Annuity (C000007846)	Wealthmark ML3 Variable Annuity (C000007846)
Venture Vantage Variable Annuity (C000007839)

You may obtain a copy of the Prospectuses listed above by emailing us at Life_and_Annuities_Prospectuses@jhancock.com or contacting us at the following addresses:

John Hancock Life Insurance Company (U.S.A.)

John Hancock Annuities Service Center

Overnight Mail Address 372 University Ave, STE 55444 Westwood, MA 02090 1-800-344-1029	Mailing Address PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities

GENERAL INFORMATION AND HISTORY

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H (the “Separate Account” or the “Registrant”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 372 University Ave – Suite 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

SERVICES

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

The financial statements of JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT H (File No. 811-04113) as of December 31 2025, and for the two years in the period then ended, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

The business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.

Servicing Agent

DXC Technology provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	weekly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We paid DXC $3.60 million for 2023, $4.70 million for 2024, and $3.80 million for 2025, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2025, 2024, and 2023, were $121,155,514, $129,999,024, and $127,818,295, respectively. JH Distributors did not retain any of these amounts during such periods.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2025) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR
Edward Jones Co., L.P.
Morgan Stanley Smith Barney Network
UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the

Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

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